Business Review Day Corporate Overview Brett White President and Chief Executive Officer Ken Kay Chief Financial Officer May 18, 2007 Exhibit 99.1

CB Richard Ellis | Page 1
This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our growth momentum in 2007, future operations and future financial performance.  These statements should be considered as estimates only and actual results may ultimately differ from these estimates.
Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our current annual report on Form 10-K (in particular, “Risk Factors”) and our current quarterly report on Form 10-Q which are filed with the SEC and available at the SEC’s website
(http://www.sec.gov),
for a full discussion of the risks and other factors that may impact any estimates that you may hear today. We may make certain statements during the course of this presentation which include references to “non-GAAP financial measures,”
as defined by SEC regulations.  As required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix.
Forward Looking Statements

Company Overview

CB Richard Ellis | Page 3
(1)  As of  3/31/2007.
(2)  Combined Revenue includes $764.7 million for TCC for the period April 1, 2006 through December 20, 2006.
(3)  EBITDA excludes one-time items, including merger-related costs, integration costs related to acquisitions, and gains/losses on trading securities acquired in the TCC acquisition.  Combined normalized EBITDA includes $102.1 million for TCC for the period April 1, 2006 through December
20, 2006.
2.5x
nearest competitor
Thousands of clients, 85% of Fortune 100
Q1 2007 TTM combined CBRE & TCC Revenue of $5.3 billion
(2)
Q1 2007 TTM combined CBRE & TCC EBITDA of $832.5 million
(3)
Strong organic revenue and earnings growth
#1
commercial real estate brokerage
#1
appraisal and valuation
#1
property and facilities management
#2
commercial mortgage brokerage
$30.6
billion in investment assets under management
(1)
$8.4 billion
of development projects in process/pipeline
(1)
Leading Global
Brand
Broad Capabilities
Scale, Diversity
and Earnings
Power
100
years
50 countries
#1
in key cities in U.S., Europe and Asia
The World Class Commercial Real Estate Services Provider

CB Richard Ellis | Page 4
Global Reach & Local Leadership
2006 Revenue by Region
(1)
Diversified revenues spread across a broad geographic footprint.
(1) Includes TCC revenue.
Americas
70.3%
Development Services
1.4%
Global
Investment
Management
4.5%
EMEA
16.7%
Asia-Pacific
7.1%

CB Richard Ellis | Page 5
#1 Position in a Fragmented Market
$26 Billion US Commercial Real Estate Services Industry
(1)
U.S. Market Share
Top 4 = 20.7% Share
Source: Full year 2006 external public filings and management estimates.
(1) Excludes investment management and development.  Includes reimbursable expenses.
The market is large but still highly fragmented and has grown at a 4.3% CAGR from 1996 to 2006.
CBRE
12.6%
Self
Providers
25.0%
JLL
2.4%
C&W
3.8%
GBEL
1.9%
Other/3rd
Party
54.3%

Average Annual Organic Growth: 11%

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 6
Consistent Long Term Growth
(1)
CBRE has consistently outpaced industry growth.
(1) No reimbursements are included for the period 1992 through 1996 as amounts were immaterial. Reimbursements for 1997 through 2001 have been estimated. For 2002 through TTM Q1 2007 combined, reimbursements are included.
(2) TCC is included for the full 12 month period.
(3) Normalized EBITDA excludes merger-related and other non-recurring costs, integration costs related to acquisitions, one-time
IPO-related compensation expense and gains/losses on trading securities acquired in the TCC acquisition.
(3)
($ in millions)
(2)
$360
$392
$429
$469
$583
$759
$1,187
$1,403
$1,518
$1,362 $1,362
$1,810
$3,194
$4,032
$5,259
$2,647
$117.4
$150.5
$115.0
$130.7
$183.2
$300.3
$461.3
$127.2
$20.2
$25.9
$33.7
$41.5
$62.0
$90.1
$652.5
$832.5
1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 TTM Q1
2007
Acquisitions Organic Normalized EBITDA
Combined

CB Richard Ellis | Page 7
Normalized EBITDA Margins
(1)
8.4%
9.6%
10.1%
11.3%
14.4%
16.2%
16.3%
20.0%
0.0%
5.0%
10.0%
15.0%
20.0%
2001 2002 2003 2004 2005 2006 TTM Q1
2007
Future
Combined
(1) Normalized EBITDA margins exclude merger-related and other non-recurring costs, integration costs related to acquisitions, one-time IPO-related compensation expense and gains/losses on trading securities acquired in the TCC acquisition.
(2) 2001 reimbursements are estimated.
(3) Includes TCC activity for the period December 20, 2006 through December 31, 2006.
(4) Q1 2007 TTM includes TCC for the period December 20, 2006 through March 31, 2007.
CBRE has consistently improved its EBITDA margin.
(2)
(3)
(4)

CB Richard Ellis | Page 8
Debt Highlights
($ in millions)
Notes:
- Normalized EBITDA excludes merger-related and other non-recurring costs, integration costs related to acquisitions, one-time IPO-related compensation expense and gains/losses on trading securities acquired in the TCC acquisition.
- 2006 combined normalized EBITDA includes $106.5 million for TCC for the period January 1, 2006 through December 20, 2006.
- 3/31/07 TTM Combined Normalized EBITDA includes $102.1 million for TCC for the period April 1, 2006 through December 20, 2006.
- Total debt excludes non-recourse debt.
$798.4
$634.6
$577.3
$2,118.1
$2,149.0
$450.1
$634.5
$128.0
$1,873.6
$1,802.7
$543.9
$529.8
$377.7
$486.5
4.2x
3.4x
2.5x
2.2x
1.3x
0.3x
3.5x
$0
$500
$1,000
$1,500
$2,000
12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06
Combined
3/31/07 TTM
Combined
0.0x
5.0x
10.0x
15.0x
20.0x
25.0x
Total Debt Net Debt Net Debt to Normalized EBITDA
Normalized
EBITDA:         $115               $131             $183              $300             $461              $759              $833

CB Richard Ellis | Page 9
(1) Represents capital expenditures, net of concessions.
Q1 2007 TTM Combined Normalized Internal Cash Flow
Strong cash flow
generator
Low capital intensity
Utilization of internal
cash flow
•
Debt reduction
•
Co-investment
activities
•
Development
•
In-fill acquisitions
-
100
200
300
400
500
600
700
($ millions)
373
Net Income,
as adjusted
D&A
Cap Ex
(39)
601
Internal
Cash Flow
(1)
53
240
(26)
Net
proceeds
from
Savills
disposition
Integration
and
merger
related
costs

CB Richard Ellis | Page 10
2007 Key Drivers of Earnings Growth
Revenue growth, margin expansion and deleveraging allow
CBRE to achieve substantial earnings growth.
= + +
Revenue
Growth
Market
growth
Market
share gains
Cross
selling
In-fill
acquisitions
2006 revenue
growth = 26%
Margin
Expansion
Synergy
savings
Operating
leverage
Fixed cost
controls
2006 Normalized
EBITDA
growth = 41%
Deleveraging
Balance Sheet
Term loan
pay down
2006 net debt
paydown:
$548.9 million
Significant
EPS Growth
Estimated
30% growth
2006 Adjusted EPS
growth = 48%

Appendix

CB Richard Ellis | Page 12
Appendix
Reconciliation of Normalized  EBITDA to EBITDA to Net Income (Loss)
($ in millions)
Q1 2007 TTM 2006 2005 2004 2003 2002
Normalized EBITDA
730.4                 652.5              461.3              300.3              183.2              130.7
Less:
Merger-related and other non-recurring
charges
31.8                   -                     -                     25.6                36.8                -
Loss(Gain) on trading securities acquired
in the Trammell Crow Company
acquisition
25.1                   (8.6)                 -                     -                     -                     -
Integration costs related to acquisitions 18.4                   7.6                  7.1                  14.4                13.6                -
One-time compensation expense related
to the initial public offering
-                       -                     -                     15.0                -                     -
EBITDA 655.1                 653.5              454.2
245.3              132.8              130.7
Add:
     Interest income 13.2                   9.8                  9.3
4.3                  3.6                  3.2
Less:
     Depreciation and amortization 80.0                   67.6                45.5
54.9                92.6                24.6
     Interest expense 73.0                   45.0                54.3
65.4                71.3                60.5
     Loss on extinguishment of debt 33.8                   33.8                7.4
21.1                13.5                -
     Provision (benefit) for income taxes 187.8                 198.3              138.9
43.5                (6.3)                 30.1
Net income (loss)
293.7                 318.6              217.3              64.7                (34.7)               18.7
Revenue 4,494.6              4,032.0           3,194.0           2,647.1
1,810.1           1,361.8
Normalized EBITDA Margin
16.3% 16.2% 14.4% 11.3% 10.1% 9.6%
Year Ended December 31,

CB Richard Ellis | Page 13
Appendix
Reconciliation of  Net Income to Net Income, As Adjusted
-
50
100
150
200
250
300
350
400
(a)  Amortization expense related to
net revenue backlog, incentive fees
and customer relationships
acquired
(1)
(b) Integration costs related to
acquisitions
(1)
(c) Loss on trading securities
acquired in the Trammell Crow
Company acquisition
(1)
(d) Merger-related costs
(1)
(e) Costs of extinguishment of debt
(1)
Net Income,
As Adjusted
TTM 1st Quarter 2007 Results
($ millions)
294
373
14
11
Reported
Net Income
(a) (b) (c)
(1)   Net of tax.
15
19
(d)
20
(e)